UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 1, 2023

cbdMD, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-38299	47-3414576
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8845 Red Oak Blvd, Charlotte, NC 28217
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (704) 445-3060

_______________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common	YCBD	NYSE American
8% Series A Cumulative Convertible Preferred Stock	YCBD PR A	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 1, 2023, cbdMD, Inc. (the “Company”) entered into an Agreement for Advertising Placement (the “Agreement”) with a360 Media, LLC, a Delaware limited liability company (“a360”) in which a360 will provide professional media support and advertising placement in exchange for up to 6,060,606 shares of the Company’s common stock valued at $0.33 per share (the “Shares”). A360 will receive the Shares by providing the Company with a credit in the amount of $2,000,000 to be used for media support and advertising placement to the Company (the “Advertising Placement”). The Shares are 70% fully vested; 15% of the Shares shall vest upon each Advertising Placement accrue pro-rata as percentage of the total Advertising Placement; and 15% of the Shares shall vest provided there are no restrictions in product categories that the Company is able to market with a360 while the Company utilizes the Advertising Placement. Any Shares which do not vest within the term of the Agreement shall be forfeited. The Advertising Placement must be used by the Company prior to December 30, 2023, unless otherwise agreed in writing by both parties.

The Agreement will be filed as an exhibit with the Company’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2022 or via amendment to this Current Report on Form 8-K.

Item 3.02	Unregistered Sale of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

The Shares being offered have not been registered under the Securities Act of 1933, as amended (the “Act”), and the Shares are being offered and sold in accordance with exemptions from the registration requirements under the Act, including without limitation, Securities 4(a)(2) of the Act, as well as applicable state law.

Item 9.01	Financial Statements and Exhibits.

(d)         Exhibits.
		Incorporated by Reference			Filed or Furnished Herewith
No.	Exhibit Description	Form	Date Filed	Number

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

cbdMD, Inc.

Date: February 7, 2023	By:	/s/ T. Ronan Kennedy
T. Ronan Kennedy, Chief Financial Officer

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